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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        JANUARY 4, 2002 (JANUARY 1, 2002)
                        ---------------------------------
                Date of Report (Date of earliest event reported)

                                  LABARGE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                001-05761                          73-0574586
                ---------                         -----------
         (Commission File Number)        (IRS Employer Identification No.)


                  9900A CLAYTON ROAD, ST. LOUIS, MISSOURI 63124
                  --------------------------------------- -----
               (Address of principal executive offices) (Zip Code)


                                 (314) 997-0800
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5:  OTHER EVENTS - REGULATION FD

Effective January 1, 2002, registrant appoints Registrar and Transfer Company, of Cranford, New Jersey, as its new (i) Stock Transfer Agent and Registrar; and
(ii) Rights Agent with respect to the preferred stock purchase rights held by all holders of common stock under registrant's Rights Agreement.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LABARGE, INC.

Date:  January 4, 2002           By:  /s/Donald H. Nonnenkamp
                                      ---------------------------
                                   Donald H. Nonnenkamp, Chief Financial Officer